SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2002
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor with respect to the issuance of Sequoia Mortgage
Funding Company 2002-A, Collateralized MBS Funding Bonds)

SEQUOIA MORTGAGE FUNDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-22681	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120
Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

         On April 1, 2002, Sequoia Mortgage Funding Company 2002-A (the “Issuer”) and The Bank of New York (the “Bond Trustee”) entered into an indenture (the “Indenture”), pursuant to which the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds were issued. The Indenture, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds is attached hereto as Exhibit 99.2.

Item 7(c)	Exhibits

	99.1	Indenture between Sequoia Mortgage Funding Company 2002-A and The Bank of New York, dated as of April 1, 2002.

	99.2	Opinion of GnazzoThill, A Professional Corporation, dated April 30, 2002, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2002

SEQUOIA MORTGAGE FUNDING CORPORATION

By: /s/ Harold F. Zagunis Harold F. Zagunis Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Indenture between Sequoia Mortgage Funding Company 2002-A and The Bank of New York, dated as of April 1, 2002

99.2	Opinion of GnazzoThill, a Professional Corporation, dated April 30, 2002, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Funding Company 2002-A Collateralized MBS Funding Bonds